                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K/A

                                AMENDMENT NO. 2

                                CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): August 28, 1998
                                                        ----------------


                               AgriBioTech, Inc.
                               -----------------
            (Exact name of registrant as specified in its charter)


           Nevada                         0-19352                      85-0325742
          --------                       ---------                    ------------
(State or Other Jurisdiction     (Commission File Number)         (IRS Employer Ident. No.)
     of Incorporation)

             120 Corporate Park Drive, Henderson, Nevada     89014
            ---------------------------------------------------------
              (Address of Principal Executive Offices)     (Zip Code)


                                (702) 566-2440
                         -----------------------------
              Registrant's telephone number, including area code

EXPLANATORY NOTE


     This Amendment No. 2 on Form 8-K/A to the Current Report on Form 8-K ("Form 8-K") for August 28, 1998 of AgriBioTech, Inc., a Nevada Corporation ("the Company") is submitted in order to provide additional pro forma financial information and reflect adjustments to pro forma information previously filed. Therefore, the Company hereby amends its Form 8-K in accordance with Rule 12b-15 under the Securities Exchange Act of 1934. This amendment does not restate any of the Company's historical financial information.

                               AGRIBIOTECH, INC.

                    Pro Forma Combined Financial Information

                                  (Unaudited)


The following pro forma combined summary of operations combines the results of operations of AgriBioTech, Inc. ("ABT"), Lofts Seed, Inc. and Budd Seed, Inc. (collectively "Lofts"), Seed Corporation of America and Green Seed Company Limited Partnership (collectively "SeedCo"), Oseco Inc. ("Oseco"), Allied Seed Division of Agway, Inc. ("Allied"), and other individually insignificant acquisitions since July 1, 1997 (collectively "Other Acquisitions") as if all acquisitions occurred at the beginning of the periods presented. The pro forma combined summary of operations reflects known changes resulting from the acquisitions but does not reflect impacts of any changes in operations, anticipated efficiencies and synergies from consolidation.

The pro forma combined summary balance sheet as of June 30, 1998 reflects ABT's consolidated balance sheet as of June 30, 1998 combined with the balance sheets of Oseco, Allied, and Other Acquisitions to the extent such acquisitions occurred after June 30, 1998, as if such acquisitions occurred as of June 30, 1998. All such acquisitions are reflected in ABT's consolidated balance sheet included in its Form 10-Q for the quarter ended September 30, 1998.

The pro forma combined financial information does not purport to represent what ABT's financial position or results of operations would actually have been if such transactions had, in fact, occurred on the above dates and are not necessarily representative of any future period. The pro forma adjustments are based on preliminary estimates, available information, and certain assumptions that management deems appropriate and may be revised as additional information becomes available. The pro forma combined financial information should be read in conjunction with the historical financial statements of ABT, Lofts, SeedCo, Oseco, and Allied previously filed with the Securities and Exchange Commission.

                          AGRIBIOTECH, INC. ("ABT");

                   Pro Forma Combined Summary of Operations

                                  (Unaudited)

                           Year ended June 30, 1998

                                                 ABT (A)       Lofts (A)         SeedCo (A)      Oseco (A)        Allied Seed (A)
                                              ------------    -----------       -----------     -----------       ---------------
Net sales                                     $205,117,007    $39,022,000       $16,401,233     $10,898,808       $22,424,452
Cost of sales                                  157,796,888     28,315,773        12,693,089       7,303,517        19,244,757
                                              ------------    -----------       -----------     -----------       -----------
  Gross profit                                  47,320,119     10,706,227         3,708,144       3,595,291         3,179,695

Operating expenses                              47,579,105     10,318,757         4,048,483       2,845,695         1,740,747
                                              ------------    -----------       -----------     -----------       -----------
      Income (loss) from operations               (258,986)       387,470          (340,339)        749,596         1,438,948

Other income (expense)                          (2,261,273)      (679,000)          295,005               -          (297,360)
                                              ------------    -----------       -----------     -----------       -----------

  Earnings (loss) before income taxes           (2,520,259)      (291,530)          (45,334)        749,596         1,141,588

Income tax expense (benefit)                    (2,907,500)             -                 -         407,468           455,330
                                              ------------    -----------       -----------     -----------       -----------
  Net earnings (loss)                              387,241       (291,530)          (45,334)        342,128           686,258

Discount and imputed dividends on
  preferred stock                                   84,100              -                 -               -                 -
                                              ------------    -----------       -----------     -----------       -----------

  Net earnings (loss) attributable to
   common stock                               $    303,141    $  (291,530)      $   (45,334)    $   342,128       $   686,258
                                              ============    ===========       ===========     ===========       ===========

Shares of common stock used in
 computing  loss per share:
  Basic                                         30,077,693
  Diluted                                       32,061,546
                                              ============

Net earnings (loss) per common share:
  Basic                                       $       0.01
  Diluted                                             0.01
                                              ============

                                                        Other                                  Pro Forma
                                                    Acquisitions (A)     Adjustments            combined
                                                    ---------------     -------------         -------------
Net sales                                           $  152,243,298      $ (16,984,670) (E)    $ 409,470,680
                                                                          (19,651,448) (N)
Cost of sales                                          123,343,749        (16,984,670) (E)      316,423,792
                                                                               27,152  (G)
                                                                              150,000  (E)
                                                                          (15,466,463) (N)
                                                    --------------      -------------         -------------
  Gross profit                                          28,899,549         (4,362,137)           93,046,888

Operating expenses                                      29,092,494          5,456,725  (B)       92,377,535
                                                                           (3,867,216) (F)
                                                                             (709,000) (H)
                                                                           (4,128,255) (N)
                                                    --------------      -------------         -------------
      Income (loss) from operations                       (192,945)        (1,114,391)              669,353

Other income (expense)                                     296,976         (2,383,571) (C)       (5,104,677)
                                                                              (75,454) (N)
                                                    --------------      -------------         -------------

  Earnings (loss) before income taxes                      104,031         (3,573,416)           (4,435,324)


Income tax expense (benefit)                                71,209           (934,007) (I)       (2,907,500)
                                                    --------------      -------------         -------------
  Net earnings (loss)                                       32,822         (2,639,409)           (1,527,824)

Discount and imputed dividends on
  preferred stock                                                -                  -                84,100
                                                    --------------      -------------         -------------

  Net earnings (loss) attributable to
   common stock                                     $       32,822      $  (2,639,409)        $  (1,611,924)
                                                    ==============      =============         =============

Shares of common stock used in
 computing  loss per share:
   Basic                                                                    7,708,364 (D)        37,786,057
   Diluted                                                                  7,708,364 (D)        37,786,057
                                                                           (1,983,853)(D)
                                                                        =============         =============
Net earnings (loss) per common share:
   Basic                                                                                      $       (0.04)
   Diluted                                                                                            (0.04)
                                                                                              =============

See accompanying notes to pro forma combined financial information.

                          AGRIBIOTECH, INC. ("ABT");

                   Pro Forma Combined Summary of Operations

                                  (Unaudited)

                     Three months ended September 30, 1998

                                                                                                   Other
                                       ABT (O)             Oseco (O)      Allied Seed (O)      Acquistions (O)    Adjustments
                                       -------             ---------      ---------------      ---------------    -----------
Net sales                               $89,601,608         $946,770       $ 727,025           $6,941,068          $  (499,683) (E)
                                                                                                                    (1,009,545) (N)
Cost of sales                            65,830,110          591,763         707,795            5,968,985             (499,683) (E)
                                                                                                                      (906,960) (N)
                                        -----------         --------       ---------           ----------          -----------
  Gross profit                           23,771,498          355,006          19,231              972,083             (102,585)

Operating expenses                       21,225,289          408,125         363,815            1,582,196              262,657  (B)
                                                                                                                       (19,000) (F)
                                                                                                                      (465,060) (N)
                                        -----------         --------       ---------           ----------          -----------
     Income (loss) from operations        2,546,209          (53,119)       (344,585)            (610,113)             118,819

Other income (expense):                  (1,871,349)               -         (41,437)            (239,014)            (460,691) (C)
                                                                                                                        65,635  (N)
                                        -----------         --------       ---------           ----------          -----------

  Earnings (loss) before income taxes       674,860          (53,119)       (386,022)            (849,127)            (276,238)


Income tax expense (benefit)                341,634                                                     -             (341,634) (I)
                                        -----------         --------       ---------           ----------          -----------
  Net earnings (loss)                       333,226          (53,119)       (386,022)            (849,127)              65,396

Discount and imputed dividends on
  preferred stock                                 -                                                                          -
                                        -----------         --------       ---------           ----------          -----------
  Net earnings (loss) attributable to
    common stock                        $   333,226         $(53,119)      $(386,022)          $ (849,127)         $    65,396
                                        ===========         ========       =========           ==========          ===========

Shares of common stock used in
  computing  loss per share:
   Basic                                 38,086,413                                                                    331,492  (D)
  Diluted                                41,328,601                                                                    331,492  (D)
                                                                                                                    (3,242,188) (D)
                                        ===========                                                                ===========

Net earnings (loss) per common share:
   Basic                                $      0.01
  Diluted                                      0.01
                                        ===========

                                       Pro Forma
                                       combined
                                       --------
Net sales                                96,707,243

Cost of sales                            71,692,010

                                        -----------
  Gross profit                           25,015,233

Operating expenses                       23,358,022


                                        -----------
     Income (loss) from operations        1,657,211

Other income (expense):                  (2,546,857)

                                        -----------

  Earnings (loss) before income taxes      (889,646)


Income tax expense (benefit)                      -
                                        -----------
  Net earnings (loss)                      (889,646)

Discount and imputed dividends on
  preferred stock                                 -
                                        -----------
  Net earnings (loss) attributable to
    common stock                        $  (889,646)
                                        ===========

Shares of common stock used in
  computing  loss per share:
   Basic                                 38,417,905
  Diluted                                38,417,905
                                        ===========

Net earnings (loss) per common share:
   Basic                                $     (0.02)
  Diluted                                     (0.02)
                                        ===========

      See accompanying notes to pro forma combined financial information.

                          AGRIBIOTECH, INC. ("ABT");
                       Pro Forma Combined Balance Sheet

                                  (Unaudited)

                                 June 30, 1998

                                                                     ABT (J)         Oseco (J)       Allied Seed (J)

                                                                 -------------     -----------     ---------------

        ASSETS
Current assets
      Cash and cash equivalents                                  $   2,700,846     $   788,947          $   59,994
      Accounts receivable                                           39,503,262       1,215,618           1,039,625

      Deferred income taxes                                          1,339,709                              52,006
      Inventories                                                   58,609,554       1,840,437           2,337,692

      Other                                                          1,673,903          53,893              38,256
                                                                 -------------     -----------          ----------
               Total current assets                                103,827,274       3,898,895           3,527,573
Property, plant and equipment, net                                  47,964,522       1,102,273             780,185
Intangible assets, net of accumulated amortization                 109,882,815
Investment in associated entity, at equity                             818,182
Other                                                                2,038,115           1,159
                                                                 -------------     -----------          ----------
               Total assets                                      $ 264,530,908     $ 5,002,327          $4,307,758
                                                                 =============     ===========          ==========

        LIABILITIES AND STOCKHOLDERS'  EQUITY
Current liabilities:
      Short-term debt                                            $  50,329,614

      Current installments of long-term obligations                  3,251,846
      Accounts payable                                              13,594,285         821,144           3,204,867

      Accrued liabilities                                           11,251,757         167,036             416,633
                                                                 -------------     -----------          ----------
               Total current liabilities                            78,427,502         988,180           3,621,500
Long-term obligations, excluding current installments               11,029,022       3,010,000
Deferred income taxes                                                  503,348          14,000                  -
                                                                 -------------     -----------          ----------
               Total liabilities                                    89,959,872       4,012,180           3,621,500
                                                                 -------------     -----------          ----------
Stockholders' equity:
      Preferred  stock
      Common stock                                                      37,203              70             686,258

      Capital in excess of par value                               186,571,673

      Accumulated (deficit)                                        (12,037,840)        990,077
                                                                 -------------     -----------          ----------
               Total stockholders' equity                          174,571,036         990,147             686,258
                                                                 -------------     -----------          ----------
               Total liabilities and stockholders' equity        $ 264,530,908     $ 5,002,327          $4,307,758
                                                                 =============     ===========          ==========

                                                                       Other                                   Pro Forma
                                                                   Acquisitions (J)      Adjustments            Combined
                                                                   ----------------      -----------          ------------
        ASSETS
Current assets
        Cash and cash equivalents                                   $   (285,788)       $   (59,994)   (L)    $  3,204,005
        Accounts receivable                                           15,117,603         (1,564,621)   (L)      54,463,755
                                                                                           (847,732)   (K)
        Deferred income taxes                                            394,158                 -               1,785,873
        Inventories                                                   13,454,435           (195,454)   (L)      76,046,664
                                                                              -
        Other                                                            480,505           (265,042)   (L)       1,981,515
                                                                     -----------        -----------          -------------
                 Total current assets                                 29,160,913         (2,932,843)           137,481,812
Property, plant and equipment, net                                     6,586,150          8,863,538    (L)      65,296,668
Intangible assets, net of accumulated amortization                        18,318         38,910,300    (L)     148,811,433
Investment in associated entity, at equity                                    -                 -                  818,182
Other                                                                  2,827,393         (1,098,014)   (L)       3,768,653
                                                                     -----------        -----------          -------------
                 Total assets                                        $38,592,774        $43,742,981          $ 356,176,748
                                                                     ===========        ===========          =============

        LIABILITIES AND STOCKHOLDERS'  EQUITY
Current liabilities:
        Short-term debt                                              $12,421,744        $50,083,893    (L)   $  95,396,602
                                                                                        (17,438,649)   (M)
        Current installments of long-term obligations                    517,679                 -               3,769,525
        Accounts payable                                              10,356,381         (2,570,494)   (L)      24,558,451
                                                                              -            (847,732)   (K)
        Accrued liabilities                                              898,690          1,910,050    (L)      14,644,166
                                                                     -----------        -----------          -------------
                 Total current liabilities                            24,194,494         31,137,068            138,368,744
Long-term obligations, excluding current installments                  5,672,842         (3,195,000)  (L)       16,516,864
Deferred income taxes                                                      6,543          3,269,991   (L)        3,793,882
                                                                     -----------        -----------          -------------
                 Total liabilities                                    29,873,879         31,212,059            158,679,490
                                                                     -----------        -----------          -------------
Stockholders' equity:
     Preferred stock                                                          -                  -                     -
     Common stock                                                      1,755,072         (2,441,059)  (L)           39,297
                                                                              -               1,753   (M)
     Capital in excess of par value                                           -           5,487,232   (L)      209,495,801
                                                                              -          17,436,896   (M)
     Accumulated (deficit)                                             6,963,823         (7,953,900)  (L)      (12,037,840)
                                                                     -----------        -----------           ------------
                 Total stockholders' equity                            8,718,895         12,530,922            197,497,258
                                                                     -----------        -----------           ------------
                 Total liabilities and stockholders' equity          $38,592,774        $43,742,981           $356,176,748
                                                                     ===========        ===========           ============

See accompanying notes to pro forma combined financial information.

                               AGRIBIOTECH, INC.

               Notes to Pro Forma Combined Financial Information

                                  (Unaudited)

(A) The year ended June 30, 1998 for ABT includes the operations of Lofts and SeedCo for the period from January 1, 1998 through June 30, 1998, and the operations of Other Acquisitions for the period from their respective acquisition dates through June 30, 1998. The amounts under the Lofts and SeedCo columns are for the six-month period ended December 31, 1997. The amount in the Oseco and Allied columns are for the twelve-month period ended June 30, 1998. The amounts in the Other Acquisitions column include such acquisitions for periods not included in the ABT column. The amounts for Lofts include its affiliates with intercompany transactions having been eliminated.

(B) To reflect depreciation of property, plant and equipment and amortization of intangible assets based on market value adjustments in connection with applying purchase accounting. Intangible assets resulting from the application of purchase accounting include goodwill (amortized over 10 to 40 years, with a weighted average of 27 years) and covenants not to compete (amortized over 6 to 8 years).

(C) To adjust interest expense for the cash purchase price of the acquisitions. The pro forma amounts assume that payments required to be made in the acquisitions would be obtained through approximately $83.2 million of proceeds from the sale of the Company's common stock in private placement transactions from December 1997 through August 1998 and the balance of $30.2 million from the Company's existing or similar short-term credit facilities. Interest expense was computed using an average interest rate of 8.5% for the year ended June 30, 1998 and 11.6% for the three months ended September 30, 1998.

(D) To reflect the impact on average shares outstanding of shares of ABT common stock issued in connection with the acquisitions (2,448,961 for the year ended June 30, 1998 and 52,962 for the three months ended September 30,
     1998) and private placements (5,259,403 for the year ended June 30, 1998 and 278,530 for the three months ended September 30, 1998) of the Company's common stock as if they had been outstanding for the entire period. The dilutive impacts of options and warrants included in ABT's historical operations has been eliminated since there is a loss on a pro forma basis.

(E)  To eliminate intercompany sales and other revenue.

(F) Prospective reductions in compensation of former owners of acquired entities, employee benefits, management fees, and property rent resulting from employment agreements, property purchased directly from former owners and other contractual arrangements entered into in connection with acquisitions.

(G) Impact of using the first-in, first-out method of accounting for inventory accounted for using the last-in, first-out method prior to acquisition.

(H) Acquisition costs expensed by acquired entities that are not applicable to ongoing operations.

(I) Reflects adjustment to income taxes on pro forma combined loss before income taxes adjusted for nondeductible goodwill amortization.

(J) The consolidated balance sheet of ABT as of June 30, 1998 includes the accounts of Lofts and SeedCo. The amounts under the Oseco and Allied columns reflect their accounts as of June 30, 1998.

     The amounts in the Other Acquisitions column include such acquisitions to the extent not included in the ABT column.

(K)  To eliminate intercompany balances.

(L) To reflect the application of purchase accounting (including elimination of assets and liabilities of acquired businesses not subject to purchase agreements) to the Oseco and Allied acquisitions and, to the extent effective after June 30, 1998, the Other Acquisitions. The total purchase price of $52.2 million was to be paid through the issuance of approximately 340,505 shares of the Company's common stock valued at approximately $5.5 million and cash of approximately $46.7 million.

(M) To reflect the sale of 1,752,820 shares of common stock and warrants to purchase 886,410 shares of common stock and the application of the proceeds therefrom used to fund acquisitions aggregating $17,438,649.

(N) To eliminate the operations of the fertilizer division of Willamette Seed Company that when purchased on August 21, 1998 was intended to be sold. In November 1998, the Company entered into a letter of intent to sell the fertilizer division that is anticipated to be consummated in December 1998.

(O) The three months ended September 30, 1998 for ABT includes the operations of Lofts and SeedCo for the entire period, the operations of Allied from August 28, 1998 through September 30, 1998, the operations of Oseco from September 1, 1998 through September 30, 1998, and the operations of Other Acquisitions for the period from their respective acquisition dates through September 30, 1998. The amounts in the Oseco, Allied and Other Acquisitions columns include such acquisitions for periods from July 1, 1998 through their respective acquisition dates.

                                   SIGNATURE
                               -----------------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                    AGRIBIOTECH, INC.
                                                     (Registrant)

Date: January 29, 1999                              /s/ Henry A. Ingalls
                                                    ---------------------
                                                    Henry A. Ingalls,
                                                    Vice President